Delaware Blue Chip Fund
                     Delaware Social Awareness Fund

            Supplement to Prospectuses dated January 29, 1999


The following replaces the information under "Portfolio managers" in each Fund's Prospectus:

Effective September 20, 1999, Enrique Chang and Christopher P.
Harvey have primary responsibility for making day-to-day investment decisions for the Fund.

Enrique Chang, Senior Vice President and Chief Investment Officer of Vantage Investment Advisors, became co-manager of the Fund in January 1999. Mr. Chang oversees the management of all equity portfolios and directs Vantage's quantitative research efforts. He received a BA in mathematics from Fairleigh Dickinson University in May of 1985, an MBA in finance and quantitative analysis from New York University in May of 1988, and an MS in statistics and operations research from New York University in May of 1996. He was previously an actuary with Prudential, Director of Quantitative Analysis and Strategy with General Reinsurance Corporation, and Senior Vice President and Director of Quantitative Analysis with J&W Seligman.

Christopher P. Harvey, Vice President of Vantage Investment Advisors, became co-manager of the Fund in January 1999. Mr. Harvey manages portfolios, conducts investment research and assists in equity trading. He graduated from Bucknell University with a BS degree in accounting. He received an MBA from the Stern School of Business at New York University. Prior to joining Vantage Investment Advisors, Mr. Harvey was a financial analyst with Merrill Lynch.